UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2024 (February 15, 2024)

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 W 57th St, #33B

New York, New York 10019

(Address of Principal Executive Offices)

972- 4-770-6377

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 21, 2024, DarioHealth Corp. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the Company’s acquisition of Twill, Inc., a Delaware corporation (“Twill”), pursuant to which the Company, through its subsidiary, TWILL Merger Sub, Inc., acquired all of the outstanding securities of Twill.

This Current Report on Form 8-K supplements the Initial Report to add the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Current Report on Form 8-K. This Current Report on Form 8-K should be read in conjunction with the Initial Report, which provides a more complete description of the acquisition of Twill.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Twill as of and for the year ended December 31, 2023, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2023, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(d) Exhibits

99.1	Audited financial statements of Twill, Inc. as of and for the years ended December 31, 2023 and 2022.

99.2	Unaudited Pro Forma Combined Financial Statements of DarioHealth Corp. as of and for the year ended December 31, 2023, together with the related notes to the financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2024	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
		Name:	Zvi Ben David
		Title:	Chief Financial Officer, Treasurer and Secretary